SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2012

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being furnished solely to amend the original Form 8-K furnished earlier on October 24, 2012, in which the supplemental financial tables in Exhibit 99.1 to the Current Report were inadvertently omitted from the filing on EDGAR due to a technical error.

This Amendment No. 1 on Form 8-K/A is being filed for the sole purpose of correcting this omission and has not been updated to reflect events occurring subsequent to the original filing.

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

On October 23, 2012, the Registrant announced its results of operations for the three and nine months ended September 30, 2012. Copies of the related press release and supplemental materials are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Items 2.02 and 7.01 as part of this Current Report on Form 8-K and are not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 24, 2012	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release reporting third quarter results dated October 23, 2012, issued by the Registrant.

99.2	Supplemental Materials to third quarter earnings conference call